                                                                   Exhibit 10.28

                     FIRST AMENDMENT TO AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT
                           ---------------------------

            This First Amendment to Amended and Restated Loan and Security Agreement ("First Amendment") is entered into this ________ day of May, 1999, by and among PRECISION AUTO CARE, INC., a Virginia corporation ("PAC"), and certain of its subsidiaries wholly-owned and/or controlled by it, namely, WE JAC CORPORATION, a Delaware corporation; PRECISION BUILDING SOLUTIONS INCORPORATED, formerly known as LUBE VENTURES, INC., a Delaware corporation; ROCKY MOUNTAIN VENTURES, INC., a Colorado corporation; ROCKY MOUNTAIN VENTURES II, INC., a Colorado corporation; MIRACLE PARTNERS, INC., a Delaware corporation; RALSTON CAR WASH, LTD., a Colorado limited liability company; PREMA PROPERTIES, LTD., an Ohio limited liability company; MIRACLE INDUSTRIES, INC., an Ohio corporation; KBG, LLC, a Colorado limited liability company; PTW, INC., a Washington corporation; NATIONAL 60 MINUTE TUNE, INC., a Washington corporation; HYDROSPRAY CAR WASH EQUIPMENT CO., LTD., an Ohio limited liability company; PRECISION TUNE AUTO CARE, INC., a Virginia corporation; WORLDWIDE DRYING SYSTEMS, INC., a Colorado corporation; PAC MEXICAN DELAWARE HOLDING COMPANY, INC., a Delaware corporation; PAC MEXICAN HOLDING COMPANY LLC, a Virginia limited liability company; PRECISION AUTO CARE MEXICO II, S. de R.L. de C.V., a Mexican limited liability company; PRECISION AUTO CARE MEXICO I, S. de R.L. de C.V., a Mexican limited liability company; and INDY VENTURES, L.L.C., an Indiana limited liability company (each of the foregoing and PAC are sometimes hereafter referred to individually as a "Borrower" and collectively as the "Borrowers"), and FIRST UNION NATIONAL BANK (the "Bank").


                                    RECITALS
                                    --------

         1. The Borrowers are indebted to the Bank pursuant to a Third Consolidated, Amended and Restated Revolving and Acquisition Line of Credit Promissory Note dated as of February 1, 1999, in the face amount of $21,072,860.62 (the "Note").

         2. The Note evidences a Line of Credit and an Acquisition Line of Credit (which is treated on the Bank's books as a series of term loans).

         3. As of May 5, 1999, there was due on the Line of Credit $6,500,000 in principal and $7,018.47 in interest, plus attorneys' fees and expenses.

         4. As of May 5, 1999, the following terms loans were outstanding under the Acquisition Line of Credit, and had the following principal and interest balances:

            a. Loan in the original amount of $467,723.60, on which principal is $301,695.11 and interest is $324.45;

            b. Loan in the original amount of $2,296,000.00, on which principal is $2,009,000.00 and interest is $2,160.51;

            c. Loan in the original amount of $1,704,867.15, on which principal is $1,495,497.50 and interest is $1,608.28;

            d. Loan in the original amount of $1,552,136.57, on which principal is $1,364,809.71 and interest is $1,467.74;

            e. Loan in the original amount of $4,949,999.98, on which principal is $4,308,333.29 and interest is $4,633.26.

         5. Payment of the Note is secured by a security interest in the personal property collateral described in an Amended and Restated Loan and Security Agreement effective as of February 1, 1999.

         6. The Borrowers have requested that the Bank modify certain terms and provisions of the Amended and Restated Loan and Security Agreement, and the Bank is agreeable to doing so, subject to and as evidenced by the execution of this First Amendment. All Borrowers join in the execution hereof and the joint and several undertakings herein to induce the Bank to make the requested modifications to the Amended and Restated Loan and Security Agreement.

         NOW, THEREFORE, in consideration of the premises, the covenants and agreements of the parties hereafter set forth, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

         Section 1. Recitals. The parties acknowledge the accuracy of the
                    --------
Recitals and incorporate the Recitals into this First Amendment.

         Section 2. Modifications to Amended and Restated Loan and Security
                    -------------------------------------------------------
Agreement. The Amended and Restated Loan and Security Agreement is amended as
---------
follows:

                 a. Maximum Loan Amount. The second sentence of Section 1.41A
                    -------------------
is deleted in its entirety and replaced with the following:

                 The Maximum Loan Amount is subject to reduction in the manner provided in Section 2.4 hereof. From and after June 1, 1999, the Line of Credit Portion of the Maximum Loan Amount shall be Four Million Six Hundred Thousand Dollars ($4,600,000), and from and after July 31, 1999, the Line of Credit Portion of the Maximum Loan Amount shall be Four Million One Hundred Fifty Thousand Dollars ($4,150,000).

                 b. Repayment of the Acquisition Line of Credit. In Section
                    -------------------------------------------
2.2.6, the date "April 25, 1999" is changed to "June 1, 1999".

                 c. Columbus Sale Transaction. Section 2.4(e) is deleted in its
                    -------------------------
entirety and replaced with the following:

                 On or before June 1, 1999, the Borrowers shall close on the Columbus Sale Transaction. Contemporaneously with closing, the Borrowers shall pay to the Bank all Net Sale Proceeds of the Columbus Sale Transaction or $1,400,000, whichever is greater, which the Bank shall apply to permanently reduce the Line of Credit.

                 d. FFCA Financing. Section 2.4(f) is deleted in its entirety
                    --------------
and replaced with the following:

                 On or before June 1, 1999, the Borrowers shall obtain at least $6,900,000 in Net Mortgage Proceeds from the FFCA Financing of the Borrowers' real property located at

                                   8070 West 80th Avenue
                                   Arvada, Colorado 80005

                                   4450 South Buckley Road
                                   Aurora, Colorado 80015

                                   11604 West Belleview
                                   Littleton, Colorado 80127

                                   5575 Leetsdale Drive
                                   Denver, Colorado 80222

                                   1215 South Sheridan Boulevard
                                   Lakewood, Colorado 80226

                                   4555 South Chambers Road
                                   Aurora, Colorado 80015

                                   1530 Kingston Street
                                   Aurora, Colorado 80010

                                   8411 North Huron Street
                                   Federal Heights, Colorado 80221

                                   6415 Miller Street
                                   Arvada, Colorado 80004

                                   9160 East 38th Street
                                   Indianapolis, Indiana 46236

                                   8150 Pendleton Pike
                                   Lawrence, Indiana 46226

                                   4115 South Emerson Avenue
                                   Indianapolis, Indiana 46203

                                   1260 Barnum Avenue
                                   Stratford, Connecticut 06497

                                   3940 North High School Road
                                   Indianapolis, Indiana 46254

                                   2110 East Livingston
                                   Columbus, Ohio 43209

                                   794 South State Street
                                   Westerville, Ohio 43081

                                   900 West 5th Avenue
                                   Columbus, Ohio 43212

                                   2295 Morse Road
                                   Columbus, Ohio 43229

                                   1085 South Hamilton Road
                                   Columbus, Ohio 43227

                 Contemporaneously with closing, the Borrowers shall pay $5,500,000 of these Net Mortgage Loan Proceeds to the Bank, $5,000,000 of which the Bank shall apply against whichever term loans under the Acquisition Line of Credit the Bank chooses, and the remaining $500,000 of which the Bank shall apply to permanently reduce the Line of Credit. Provided that the Borrowers have made all required payments to the Bank in a timely manner, and are not otherwise in default under this Agreement, the Borrowers may use the remaining Net Mortgage Loan Proceeds to satisfy in part the $5,000,000 Subordinated Debt.

                 e. Permanent Reduction in Line of Credit. Section 2.4(g) is
                    -------------------------------------
changed to read as follows:

                 By June 1, 1999, the Borrowers shall have permanently reduced the Line of Credit to $4,600,000 or less. By July 31, 1999, the Borrowers shall have permanently reduced the Line of Credit to $4,150,000 or less.

                 f. Marion, Indiana Sale. A new Section 2.4(h) is added to the
                    --------------------
agreement as follows:

                 On or before July 31, 1999, the Borrowers shall close on the sale of the real property located at 950 South Baldwin Street, Marion, Indiana, and shall pay at closing to the Bank the greater of the Net Sale Proceeds or $450,000, which the Bank shall apply to permanently reduce the Line of Credit.

                 g. Real Estate. The first sentence of Section 3.4 is deleted
                    -----------
in its entirety and replaced by the following:

                 The Bank reserves the right to secure (subject to any Permitted Liens) the Loans and Obligations by Deeds of Trust or mortgages on any real estate, or interests in real estate, now or hereafter owned by PAC or the Borrowers, except for the real property subject to the FFCA Financing and the Heartland Bank Financing.

                 h. Total Funded Debt/Annualized EBITDA Ratio. Section 6.17 is
                    -----------------------------------------
deleted in its entirety and replaced with the following:

                 On or before July 31, 1999, the Borrowers shall provide in writing to the Bank their Total Funded Debt/Annualized EBITDA Ratio, on a consolidated basis, as of the end of the fiscal quarter ending June 30, 1999.

                 i. Consolidated Liabilities to Tangible Net Worth Ratio.
                    ----------------------------------------------------
Section 6.18 is deleted in its entirety and replaced with the following:

                 On or before July 31, 1999, the Borrowers shall provide in writing to the Bank their Ratio of Consolidated Liabilities to Consolidated Tangible Net Worth as of the end of the fiscal quarter ending June 30, 1999.

                 j. Annualized EBITDAR. Section 6.19 is deleted in its entirety
                    ------------------
and replaced with the following:

                 On or before July 31, 1999, the Borrowers shall provide in writing to the Bank their Ratio (on a consolidated basis) (a) Annualized EBITDAR to (b) interest expense, plus Rent Expense, plus current maturities of long-term indebtedness and Leases, as of the end of the fiscal quarter ending June 30, 1999.

                 k. Permitted Sales and Financings. Section 6.22 is deleted in
                    ------------------------------
its entirety and replaced with the following:

                    With respect to any sales or financings described in the
                 Recitals above and notwithstanding any other provision of this Agreement, the Bank's consent to any sale or financing is conditional upon the following:

                    a. First Union's receipt, in connection with each sale/
                 financing, of a loan commitment letter, a sale agreement(s), financing documents (promissory note, security agreement and mortgage), a settlement statement, appraisal information and a list of the payables which are being paid from the proceeds available for that use;

                    b. At a minimum, First Union's receipt, at least three
                 business days before closing on the transaction, of copies of the sale agreement(s) or the loan commitment letter, and the settlement statement with respect to the sale or financing transaction.

                    c. PAC making a best effort's attempt to deliver to First
                 Union before closing copies of the financing documents, appraisal information with respect to the real property which is being sold or financed, and a list of the payables which are being paid from the proceeds available for that use. In any event, PAC must deliver these items to the Bank as promptly as possible after the closing.

         Section 3. Other Terms. Except as specifically modified herein, all
                    -----------
other terms and conditions of the Amended and Restated Loan and Security Agreement, the Note and all other documents evidencing, securing or otherwise documenting the terms and provisions of the Line of Credit and the Acquisition Line of Credit remain in full force and effect and are hereby ratified and confirmed. The modifications contained herein shall not constitute a novation of the Borrowers' obligations under the Line of Credit or the Acquisition Line of Credit.

         Section 4. Representations. The Borrowers represent, warrant and agree
                    ---------------
that (i) there are no claims, defenses or setoffs with respect to the Note, or with respect to the indebtedness evidenced by the Note or secured by the collateral described in the Amended and Restated Loan and Security Agreement, or with respect to the collection or enforcement of any of the same; (ii) to the best of the Borrowers' knowledge, information and belief, except as cured by this First Amendment, no event of default has occurred and is continuing under the Note or the Amended and Restated Loan and Security Agreement; and (iii) the Bank has made no representations or commitments, oral or written, or undertaken any obligations other than as expressly set forth in this First Amendment.

         Section 5. Release. To induce the Bank to enter into this First
                    -------
Amendment, the Borrowers release, remise, acquit and forever discharge the Bank and each of its employees, agent, directors, officers, attorneys, successors and assigns from any and all matters or claims, actions, causes of action, suits, debts, agreements, and demands whatsoever whether known or unknown, in law or in equity, or otherwise, which the Borrowers ever had, now have, or shall have against the Bank or any of the parties described above by reason of any act, cause, matter or thing whatsoever existing or done from the beginning of time to the date of this First Amendment.

         Section 6. Amendments. No amendment of this First Amendment and no
                    ----------
waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto.

         Section 7. Binding Nature. This First Amendment shall be binding and
                    --------------
inure to the benefit of the parties hereto and their respective successors and assigns.

         Section 8. Choice of Law. This First Amendment shall be governed by,
                    -------------
and enforced pursuant to, the internal laws of the State of Maryland, and the parties hereto consent to the jurisdiction and venue of the Circuit Court of any county in the State of Maryland, the Circuit Court for the City of Baltimore in the State of Maryland, or the United States District Court for the District of Maryland.

         Section 9. Waiver of Jury Trial. Each party to this First Amendment
                    --------------------
agrees that any suit, action or proceeding, whether claim or counterclaim brought or instituted by any party hereto or any successor or assign of any party, on or with respect to this First Amendment or which in any way relates to the Line of Credit or the Acquisition Line of Credit, shall be tried only by a court and not by a jury. Each party hereby expressly waives any right to a trial by jury in any such suit, action or proceeding.

         IN WITNESS WHEREOF, the Borrowers and the Bank have executed this First Amendment with the specific intention of creating a document under seal as of the date and year first above stated.


WITNESS/ATTEST:                     FIRST UNION NATIONAL BANK


______________________________      By:  _______________________(SEAL)
                                         John G. Dumm
                                         Vice President


                                    PRECISION AUTO CARE, INC.


______________________________      By:  _______________________(SEAL)
                                         Charles L. Dunlap
                                         President and CEO

                                    WE JAC CORPORATION


______________________________      By:  _______________________(SEAL)
                                         Charles L. Dunlap
                                         President and CEO


                                    PRECISION BUILDING SOLUTIONS
                                    INCORPORATED, formerly known as
                                    LUBE VENTURES, INC.


______________________________      By:  _______________________(SEAL)
                                         Charles L. Dunlap
                                         President and CEO


                                    ROCKY MOUNTAIN VENTURES, INC.


______________________________      By:  _______________________(SEAL)
                                         Charles L. Dunlap
                                         President and CEO



                                    ROCKY MOUNTAIN VENTURES II, INC.


______________________________      By:  _______________________(SEAL)
                                         Charles L. Dunlap
                                         President and CEO


                                    MIRACLE PARTNERS, INC.


______________________________      By:  _______________________(SEAL)
                                         Charles L. Dunlap
                                         President and CEO

                                    RALSTON CAR WASH, LTD.


______________________________      By:  _______________________(SEAL)
                                         Charles L. Dunlap
                                         Manager


                                    PREMA PROPERTIES, LTD.


______________________________      By:  _______________________(SEAL)
                                         Charles L. Dunlap
                                         General Manager


                                    MIRACLE INDUSTRIES, INC.


______________________________      By:  _______________________(SEAL)
                                         Charles L. Dunlap
                                         President and CEO


                                    KBG, LLC


______________________________      By:  _______________________(SEAL)
                                         Charles L. Dunlap
                                         Manager


                                    PTW, INC.


______________________________      By:  _______________________(SEAL)
                                         Charles L. Dunlap
                                         President and CEO

                                    NATIONAL 60 MINUTE TUNE, INC.


______________________________      By:  _______________________(SEAL)
                                         Charles L. Dunlap
                                         President and CEO


                                    HYDRO-SPRAY CAR WASH EQUIPMENT CO., LTD.


______________________________      By:  _______________________(SEAL)
                                         Charles L. Dunlap
                                         Authorized Member

                                    PRECISION TUNE AUTO CARE, INC.


______________________________      By:  _______________________(SEAL)
                                         Charles L. Dunlap
                                         President and CEO


                                    WORLDWIDE DRYING SYSTEMS, INC.


_____________________________       By:  ________________________(SEAL)
                                         Charles L. Dunlap
                                         President and CEO


                                    PAC MEXICAN DELAWARE HOLDING COMPANY, INC.


____________________________        By:  _______________________(SEAL)
                                         Charles L. Dunlap
                                         President and CEO

                                    PAC MEXICAN HOLDING COMPANY, LLC


____________________________        By:  _______________________(SEAL)
                                         Charles L. Dunlap
                                         President


                                    PRECISION AUTO CARE MEXICO II,
                                    S. de R.L. de C.V.


____________________________        By:  _______________________(SEAL)
                                         Charles L. Dunlap
                                         President and CEO

                                    PRECISION AUTO CARE MEXICO I,
                                    S. de R.L. de C.V.


____________________________        By:  _______________________(SEAL)
                                         Charles L. Dunlap
                                         President and CEO


                                    INDY VENTURES, L.L.C.


___________________________         By:  ______________________(SEAL)
                                         Charles L. Dunlap
                                         Manager

STATE OF VIRGINIA, CITY/COUNTY OF ____________, to wit:


            I HEREBY CERTIFY that on this __ day of May, 1999, before me, the undersigned Notary Public, personally appeared John G. Dumm, who acknowledged himself to be a Vice President of First Union National Bank, known to me (or satisfactorily proved) to be the person who executed the foregoing First Amendment to Amended and Restated Loan and Security Agreement and acknowledged that he, being authorized so to do, executed the same for the purposes therein contained as the duly authorized Vice President of First Union National Bank, by signing the name of First Union National Bank by himself as Vice President.

            IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                               --------------------------
                                               Notary Public


My Commission Expires:


-----------------------

STATE OF ______________, CITY/COUNTY OF ________________, to wit:



            I HEREBY CERTIFY that on this __________ day of May, 1999, before me, the undersigned, a Notary Public of the State of aforesaid, personally appeared Charles L. Dunlap, who acknowledged himself to be the President, Chief Executive Officer of Precision Auto Care, Inc., a Virginia corporation; WE JAC Corporation, a Delaware corporation; Precision Building Solutions, Incorporated, formerly known as Lube Ventures, Inc., a Delaware corporation; Rocky Mountain Ventures, Inc., a Colorado corporation, Rocky Mountain Ventures II, Inc., a Colorado corporation, Miracle Partners, Inc., a Delaware corporation; Miracle Industries, Inc., an Ohio corporation; PTW, Inc., a Washington corporation; National 60 Minute Tune, Inc. a Washington corporation; Precision Tune Auto Care, Inc. a Virginia corporation; Worldwide Drying Systems, Inc., a Colorado corporation, PAC Mexican Delaware Holding Company, Inc., a Delaware corporation; and the Manager of Ralston Car Wash, Ltd., a Colorado limited liability company, the General Manager of Prema Properties, Ltd., an Ohio limited KBG, LLC, a Colorado limited liability company, and Indy Ventures, L.L.C., an Indiana limited liability company; the General Manager of Prema Properties, Ltd., an Ohio limited liability company; the Authorized Member of Hydro-Spray Car Wash Equipment Co., Ltd., an Ohio limited liability company; the President of PAC Mexican Holding Company LLC, a Virginia limited liability company; the President and General Manager of Precision Auto Care Mexico II, S. de R.L. de C.V., a Mexican limited liability company; and Precision Auto Care Mexico I, S. de R.L. de C.V., a Mexican limited liability company; and Precision Auto Care Mexico I,
S. de R.L. de C.V., a Mexican limited liability company; and that he, as such President, Chief Executive Officer, General Manager, Authorized Member, Manager and President and General Manager (as applicable, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of each of the corporations and limited liability companies by himself as President, Chief Executive Officer, General Manager, Authorized Member, Manager and General manager (as applicable).

            IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                   -------------------------
                                                   Notary Public


My Commission Expires:


-------------------------